UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026
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Hinge Health, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42657	81-1884841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
455 Market Street, Suite 700
San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 726-2206
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	HNGE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2026, Hinge Health, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described below as well as more fully in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2026 (the “Proxy Statement”). Holders of the Company’s Class A common stock were entitled to one (1) vote for each share held as of the close of business on April 10, 2026 (the “Record Date”), holders of the Company’s Class B common stock were entitled to fifteen (15) votes for each share held as of the close of business on the Record Date and holders of the Company’s Series E preferred stock were entitled to the number of votes based on the number of shares of common stock into which such share of Series E preferred stock could be converted to as of the Record Date. The shares of Series E preferred stock were not entitled to vote in connection with Proposal No. 1: the Election of Class I Directors. The Class A common stock, Class B common stock and Series E preferred stock voted as a single class on all matters at the Annual Meeting for which such class or series was entitled to vote.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect each of Teddie Wardi and Tyler Sloat as Class I directors to serve until the Company’s 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal; and

2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

The final voting results for each of these proposals are as follows:

Proposal 1: Election of Class I Director Nominees.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Teddie Wardi	276,921,911	14,888,631	14,168,983
Tyler Sloat	291,330,022	480,520	14,168,983

Based on the votes set forth above, each of the nominees, Teddie Wardi and Tyler Sloat, were elected to serve as Class I directors until the Company’s 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
305,789,374	121,058	69,093

Based on the votes set forth above, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HINGE HEALTH, INC.

Date: June 4, 2026	By:	/s/ James Budge
James Budge, Chief Financial Officer